Exhibit 10-2
FIRST AMENDMENT TO FORBEARANCE AGREEMENT
          This FIRST AMENDMENT to the Forbearance Agreement (as defined below), dated September 24, 2007 (the “First Amendment”) is entered into by and among LEXINGTON PRECISION CORPORATION, a Delaware corporation (“Lexington”), and each of the undersigned holders (collectively, “Holders” and each, a “Holder”) of 12% Senior Subordinated Notes due August 1, 2009 (the “Notes”) issued by Lexington pursuant to the Indenture dated as of December 18, 2003, as supplemented by the First Supplemental Indenture dated as of May 25, 2007, between Lexington and Wilmington Trust Company, as Trustee (the “Indenture”).
WITNESSETH:
          WHEREAS, Lexington and the Holders are engaged in good faith negotiations with the objective of reaching an agreement with regard to a corporate and financial restructuring of Lexington and its subsidiaries, including indebtedness held by the Holders;
          WHEREAS, Lexington has failed to make the November 1, 2006, the February 1, 2007, the May 1, 2007, and the August 1, 2007, and will fail to make the November 1, 2007 interest payments (the “Interest Payments”) due under the Indenture;
          WHEREAS, the Holders and Lexington are party to that certain Forbearance Agreement dated as of May 25, 2007 (the “Forbearance Agreement”); and
          WHEREAS, Lexington has requested, and the Holders have agreed, to extend the forbearance period under the Forbearance Agreement.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements as set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lexington and each Holder hereby agree as follows:
          1. Section 2(b) of the Forbearance Agreement is deleted in its entirely and replaced with the following:
The period of forbearance (the “Forbearance Period”) shall commence on May 25, 2007 and end on January 24, 2008, subject to earlier termination pursuant to the terms of Section 2(c) hereof.
          2. Except as herein amended, all terms and conditions of the Forbearance Agreement are hereby reaffirmed and shall remain in full force and effect as originally written and shall be construed as one document with this First Amendment.
          3. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same First Amendment. This First Amendment may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

LEXINGTON PRECISION CORPORATION
By:	/s/ Warren Delano
	Name:	Warren Delano
	Title:	President

Name of Holder:	Jefferies High Yield Trading, LLC
Address:	The Metro Center One Station Place, Three North
Stamford, CT 06902
Amount of 12% Senior Subordinated Notes
due August 1, 2009 Beneficially Owned: $12,690,000
JEFFERIES HIGH YIELD TRADING, LLC

By:	/s/ Robert J. Welch Name: Robert J. Welch Title: Chief Financial Officer

Name of Holder:	Wilfrid Aubrey Growth Fund, L.P.
Address:	100 William Street, Suite 1850 New York, NY 10038
Amount of 12% Senior Subordinated Notes
due August 1, 2009 Beneficially Owned: $1,621,000
WILFRID AUBREY GROWTH FUND, L.P.

By:	WILFRID AUBREY ASSOCIATES LLC, a Delaware limited liability company, its General Partner

By:	/s/ Nicholas W. Walsh CFA Name: Nicholas W. Walsh CFA Title: Principal

Name of Holder:	Wilfrid Aubrey International Limited
Address:	100 William Street, Suite 1850 New York, NY 10038
Amount of 12% Senior Subordinated Notes
due August 1, 2009 Beneficially Owned: $2,856,000
WILFRID AUBREY INTERNATIONAL LIMITED

By:	WILFRID AUBREY LLC, a Delaware limited liability company, its Investment Manager

By:	/s/ Nicholas W. Walsh CFA Name: Nicholas W. Walsh CFA Title: Principal

Name of Holder:	First Trust Strategic High Income Fund
Address:	2527 Nelson Miller Parkway, Suite 207 Louisville, KY 40223
Amount of 12% Senior Subordinated Notes
due August 1, 2009 Beneficially Owned: $1,500,000
FIRST TRUST STRATEGIC HIGH INCOME FUND

By:	VALHALLA CAPITAL PARTNERS LLC, its Sub-Advisor

By:	/s/ Rip Mecherle Name: Rip Mecherle Title: Managing Partner

Name of Holder:	First Trust Strategic High Income Fund II
Address:	2527 Nelson Miller Parkway, Suite 207 Louisville, KY 40223
Amount of 12% Senior Subordinated Notes
due August 1, 2009 Beneficially Owned: $1,500,000
FIRST TRUST STRATEGIC HIGH INCOME FUND II

By:	VALHALLA CAPITAL PARTNERS LLC, its Sub-Advisor

By:	/s/ Rip Mecherle Name: Rip Mecherle Title: Managing Partner

Name of Holder:	Cape Fund, LP
Address:	One Georgia Center, Suite 1560
600 West Peachtree Street Atlanta, GA 30308
Amount of 12% Senior Subordinated Notes
due August 1, 2009 Beneficially Owned: $1,325,000
CAPE FUND, LP

By:	CAPE INVESTMENTS, LLC, its General Partner

By:	/s/ J. T. King Name: J. T. King Title: Managing Director

Name of Holder:	Cape Fund II, LP
Address:	One Georgia Center, Suite 1560 600 West Peachtree Street Atlanta, GA 30308
Amount of 12% Senior Subordinated Notes
due August 1, 2009 Beneficially Owned: $675,000
CAPE FUND II, LP

By:	CAPE INVESTMENTS, LLC, its General Partner

By:	/s/ J. T. King Name: J.T. King Title: Managing Director

Name of Holder:	Hedgehog Capital LLC
Address:	1117 E. Putnam Ave., #320 Riverside, CT 06878
Amount of 12% Senior Subordinated Notes
due August 1, 2009 Beneficially Owned: $1,761,000
HEDGEHOG CAPITAL LLC

By:	/s/ Robert Chung Name: Robert Chung Title:

Name of Holder:	Sandler Capital Structure Opportunities Master Fund, Ltd
Address:	711 Fifth Avenue, 15th Floor New York, NY 10022
Amount of 12% Senior Subordinated Notes
due August 1, 2009 Beneficially Owned: $1,271,000
SANDLER CAPITAL STRUCTURE OPPORTUNITIES MASTER FUND, LTD

By:	SANDLER CAPITAL MANAGEMENT, its Investment Manager

By: SERF CORP, a general partner

By:	/s/ Moira Mitchell Name: Moira Mitchell Title: President

Name of Holder:	Permal Capital Structure Opportunities, Ltd.
Address:	711 Fifth Avenue, 15th Floor New York, NY 10022
Amount of 12% Senior Subordinated Notes
due August 1, 2009 Beneficially Owned: $229,000
PERMAL CAPITAL STRUCTURE OPPORTUNITIES, LTD.

By:	SANDLER CAPITAL MANAGEMENT, its Investment Manager

By: SERF CORP, a general partner

By:	/s/ Moira Mitchell Name: Moira Mitchell Title: President